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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2003-HE3)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                   333-107958              01-0791848
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)


390 Greenwich Street
New York, New York                                          10013
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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                                       -2-

Item 5. Other Events.

                  The consolidated financial statements of the certificate insurer and subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 28, 2003, Commission File Number 1-10777), as amended by Amendment No. 1 on Form 10-K/A of Ambac Financial Group, Inc. (which was filed with the Commission on November 19, 2003), the unaudited consolidated financial statements of the certificate insurer and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (filed with the Commission on May 15, 2003); the unaudited consolidated financial statements of the certificate insurer and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2003 (which was filed with the Commission on August 14, 2003); the unaudited consolidated financial statement of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ending September 30, 2003 and September 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2003 (which was filed with the Commission on November 14, 2003) and Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 31, 2003, April 21, 2003, July 18, 2003 and
         October 17, 2003 as such Current Reports related to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-107958) of the Registrant; and (iii) the Prospectus Supplement relating to Citigroup Mortgage Loan Trust Inc., Asset-Backed Certificates, Series 2003-HE3, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

        (a)  Financial Statements. Not applicable.

        (b)  PRO FORMA Financial Information. Not applicable.

        (c)  Exhibits




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                   ITEM 601(a) OF
                   REGULATION S-K
  EXHIBIT NO.      EXHIBIT NO.      DESCRIPTION
  -----------      -----------      -----------
  1                23               Consent of KPMG LLP, independent
                                    auditors of Ambac Assurance Corporation
                                    and subsidiaries.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: December 22, 2003                     CITIGROUP MORTGAGE LOAN TRUST INC.

                                             By: /s/ Matthew R. Bollo
                                                ----------------------------
                                                     Authorized Signatory





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                                  EXHIBIT INDEX

              Item 601 (a) of  Sequentially
Exhibit       Regulation S-K   Numbered
Number        Exhibit No.      Description                       Page
------        -----------      -----------                       ----
  1              23            Consent of KPMG LLP,               6
                               independent auditors of
                               Ambac Assurance
                               Corporation and subsidiaries